UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported February 27, 2006)
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                             AMERICAN BILTRITE INC.
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                       1-4773                   04-1701350
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(State or other jurisdiction     (Commission File No.)         (IRS Employer
    of Incorporation)                                        Identification No.)


           57 River Street, Wellesley Hills, Massachusetts 02481-2097
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          (Address of principal executive offices, including zip code)

                                 (781) 237-6655
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01  Other Events

      On February 27, 2006, attorneys for American Biltrite Inc.'s majority-owned subsidiary Congoleum Corporation filed with the U.S. Bankruptcy Court for the District of New Jersey the letter filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

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   EXHIBIT NO.                            DESCRIPTION
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       99.1       Letter to the Bankruptcy Court dated February 27, 2006
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

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 2, 2006                           AMERICAN BILTRITE INC.


                                              By: /s/ Howard N. Feist III
                                                  ----------------------------
                                                  Name: Howard N. Feist III
                                                  Title: Chief Financial Officer

                                  Exhibit Index

  Exhibit
   Number   Description
   ------   -----------

    99.1    Letter to Bankruptcy Court dated February 27, 2006